Exhibit 10.91

CERTAIN INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED.
[***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

AMENDMENT NO. 1 TO DISTRIBUTION AGREEMENT

BETWEEN

RESPIRENT PHARMACEUTICALS CO. LTD.

AND

LANNETT COMPANY, INC.

This Amendment No. 1 to the Distribution Agreement (the “Amendment No. 1”) between Respirent Pharmaceuticals Co. Ltd., a Chinese company having an address of 5-190, Yunham Drive, High-Tech Industrial Park, Shuitu, Beibei District, Chongqing 400714 China (”Supplier”), and LANNETT COMPANY, INC., a Delaware corporation having an address of 9000 State Road, Philadelphia, PA 19136 and/or its Affiliates (“Lannett”), is effective this 28th day of July 2020 (the “Amendment No.1 Effective Date”). Supplier and Lannett are separately referred to as “Party” or jointly as “Parties.”

Background

WHEREAS, the Parties entered into that certain Distribution Agreement effective September 26, 2019 (the “Agreement”), whereby Supplier granted Lannett the right to distribute, market and sell the Product in the Territory;

WHEREAS, the Parties desire to amend the Distribution Fee and the Term of the Agreement;

Agreement

NOW, THEREFORE, for and in consideration of the mutual covenants and promises contained herein and in the Agreement, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Parties agree as follows:

1.Incorporation of Background; Capitalized Terms.  The “Background” provision set forth above, together with the defined terms therein, are incorporated herein by reference.  Capitalized terms not otherwise defined herein shall have the meanings given to such terms in the Agreement.

2.Distribution Fee.  Section 3.7 of the Agreement shall be deleted in its entirety and replaced with the following language:

“3.7  Distribution Fee.

(a)  Within five (5) business days after Lannett’s receipt of a fully executed copy of the Agreement, Lannett paid to Supplier the sum of [***] (the “Upfront Payment”).

(b)  Within five (5) business days after receipt of the next successful BE study report, Lannett shall pay to Supplier the sum of [***] (the “2nd Upfront Payment”).

(c)  Upon FDA filing acceptance of the Product, Lannett shall pay to Supplier the sum of [***] (the “Initial Distribution Fee”).

(d)  Upon FDA approval of the Product, Lannett shall pay to Supplier the sum of [***] (the “Additional Distribution Fee” and together with the Upfront Payment, 2nd Upfront Payment and the Initial Distribution Fee, the “Distribution Fee”).”

3.  Term.  Section 16.1 of the Agreement shall be in its entirety and replaced with the following language:

“16.1Term.  This Agreement will commence as of the Effective Date and will continue in effect until [***], unless earlier terminated as provided herein or renewed in accordance with the provisions of this Section 16.1.  If neither Party is in default, in any material respect, of any of its obligations under this Agreement, then the Term of this Agreement may be extended, upon mutual written agreement of the Parties, for renewal terms of [***] (or such other period of time as the Parties may mutually agree) at the expiration of the initial term or any renewal term unless and until this Agreement is terminated by either Party in accordance with the terms hereof.  Any reference to the Term of this Agreement will include any renewal or extension of the Term hereof.”

4.  Inconsistencies; Disputes.  To the extent of any inconsistency between the Agreement and this Amendment No. 1, the terms and conditions of this Amendment No.1 shall prevail. Except as amended and/or modified by this Amendment No.1, the Agreement is hereby ratified and confirmed and all other terms of the Agreement shall remain in full force and effect, unaltered and unchanged by this Amendment No. 1.

5.  Counterparts.  This Amendment No. 1 may be executed in any number of counterparts, each of which shall be deemed an original, but all of which when taken together shall constitute one and the same instrument.

[Signature Page Immediately Follows]

IN WITNESS WHEREOF, the Parties each hereby execute this Amendment No. 1 by its duly authorized representative intending to be bound as of the Amendment No. 1 Effective Date set forth above.

RESPIRENT PHARMACEUTICALS CO. LTD.

By:   /s/ Cao Yuan

Name:Cao Yuan

Title:CEO

Date:August 4, 2020

lannett company, Inc.

By:   /s/ Timothy C. Crew

Name: Timothy C. Crew
Title: CEO

Date:August 3, 2020